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                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                               AIM WEINGARTEN FUND

                           INSTITUTIONAL CLASS SHARES

                       Supplement dated December 13, 2001
                      to the Prospectus dated March 1, 2001

The following replaces in its entirety the section "FEE TABLE AND EXPENSE EXAMPLE - ANNUAL FUND OPERATING EXPENSES" on page 4 of the Prospectus:

        "ANNUAL FUND OPERATING EXPENSES(1)
        ------------------------------------------------------------------------
        (expenses that are deducted
         from fund assets)        CHARTER         CONSTELLATION       WEINGARTEN
        ------------------------------------------------------------------------
        Management Fees              0.63%            0.63%              0.63%

        Distribution and/or
        Service (12b-1) Fees         None             None               None

        Other Expenses(2)            0.24             0.24               0.29

        Total Annual Fund
        Operating Expenses(3)        0.87             0.87               0.92

        ------------------------------------------------------------------------

        (1) There is no guarantee that actual expenses will be the same as those shown in the table.

        (2) Effective December 12, 2001, the funds adopted a revised Multiple Class Plan requiring each class to bear proportionately all Other Expenses incurred by the fund based on the relative net assets attributable to each such class. Other Expenses have been restated to reflect the adoption of this modified plan.

        (3) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses restated for this agreement are 0.86%, 0.85% and 0.91% for Charter, Constellation and Weingarten, respectively. Termination of this agreement requires approval by the Board of Trustees.


        You should also consider the effect of any account fees charged by the financial institution managing your account."

The following replaces in its entirety the section "FEE TABLE AND EXPENSE EXAMPLE - EXPENSE EXAMPLE" on page 4 of the Prospectus:

        "This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

             The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR       3 YEARS       5 YEARS        10 YEARS
        ------------------------------------------------------------------
        Charter           $89         $278           $482          $1,073
        Constellation      89          278            482           1,073
        Weingarten         94          293            509           1,131"
        ------------------------------------------------------------------




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